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                                                                   Exhibit 10.33


                                 UGI Corporation
                              460 North Gulph Road
                                 King of Prussia
                               Pennsylvania 19406
                                       USA


Raiffeisen Zentralbank Osterreich
Aktiengesellschaft
Am Stadtpark 9
1030 Wien
Austria


Statement regarding Guarantee Agreement (B) dated 21 September 1999
-------------------------------------------------------------------


Ladies and Gentlemen,

We have taken note of the attached amendment offer of Flaga GmbH (the "Offer").

We hereby irrevocably and unconditionally agree that the Offer be accepted by your bank.

Moreover, we hereby irrevocably and unconditionally agree and confirm that the Guarantee Agreement (B) as executed and concluded in Bratislava on 21 September 1999 by and between your bank as beneficiary and our company as guarantor shall remain in full force and effect and fully applicable in accordance with its terms in the event that you accept the Offer (such Guarantee Agreement (B) shall of course also remain in full force and effect and fully applicable in accordance with its terms in the event that you do not accept the Offer).


 ..........., dated 21.09.2000                        UGI Corporation




1 Attachment: Offer of Flaga GmbH dated 21.09.2000



We hereby accept the above statement of UGI Corporation:


Bratislava, dated 21.09.2000               Raiffeisen Zentralbank Osterreich
                                                  Aktiengesellschaft


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                                   FLAGA GmbH
                             An der Bundesstrasse 6
                                 2100 Leobendorf
                                     Austria




Raiffeisen Zentralbank
Osterreich Aktiengesellschaft
Am Stadtpark 9
1030 Vienna
Austria
                                    ............, 21 September 2000




RE.: OFFER (B)


Dear Sirs,

we, FLAGA GmbH, An der Bundesstrasse 6, 2100 Leobendorf, Austria, herewith refer to our previous Offer (B) (hereinafter the "Offer (B)") and propose to amend the terms of Offer (B) as follows (Clauses referred to herein are Clauses of Offer
(B)):


The amount in Clause 1.1 shall be replaced by EURO 14,959,285.00
(fourteenmillionninehundredandfiftyninethousand-twohundredeightyfive).

The amounts in Clauses 1.2 (a), (b) and (c) shall be added up to one Tranche ("Tranche I") and reduced to the aggregate of EURO 6,959,285.00. The amounts in Clause 1.2 (d) and (e) shall be added up to one Tranche ("Tranche II") in the aggregate of EURO 8,000,000.00. Up to EURO 1,500,000.00, Tranche II can be used for the issuance of guarantees. Provisions of the Offer (B) applying to Tranches I, II and III shall now apply to Tranche I, and provisions of the Offer (B) applying to Tranches IV and V shall now apply to Tranche II.

The date in Clause 2.1.(b) shall be replaced by 30 August 2003.

In Clause 4.1 (a) and (d), "clause 4.1 (e), (f), (g) and (h) shall be replaced by: "clause 4.1 (e) and (f)".

Clause 4.1 (e) shall be replaced by the following: "The Final Maturity of Tranche I shall be 31 August 2007"

Clause 4.1 (f) shall be replaced by the following: "The Final Maturity of Tranche II shall be 30 September 2003; in August 2003, the parties shall enter into negotiations for an extension of the Final Maturity of Tranche II for an additional period of one year."

Clauses 4.1 (g) and (h) shall be deleted.

Clause 6.1 (a) and (b) shall be replaced by the following:


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"6.1 Subject to clause 4.1 (e) and (f) as applicable to the respective Tranche, repayments shall be made as follows:

(a) in respect of Tranche I, repayments have to be made on the date and in amounts as follows:

Date              Amount in ATS      Amount in EUR
----------------------------------------------------------
01.02.2001        11.320.500           822.693
01.08.2001        11.320.500           822.693
01.02.2002        11.320.500           822.693
01.08.2002        11.320.500           822.693
31.12.2002        10.789.250           784.085
01.02.2003         6.083.000           442.069
30.06.2003         6.087.000           442.360
01.02.2004         3.440.075           250.000
01.08.2004         3.440.075           250.000
01.02.2005         3.440.075           250.000
01.08.2005         3.440.075           250.000
01.02.2006         3.440.075           250.000
01.08.2006         3.440.075           250.000
01.02.2007         3.440.075           250.000
01.08.2007         3.440.075           250.000

(b) in respect of Tranche II, repayment shall be made on the respective Final Maturity."

All other clauses of Offer (B) shall remain unchanged.

You can accept the present proposal by debiting our account no. 1-00.640.763 with an account fee in the amount of ATS 400.00, not later than 21 September 2001. You are hereby irrevocably authorized to make such debit.

If you accept the present proposal, the respective amendments shall also apply to any agreement resulting from Offer (B).


                                          With kind regards,

                                             FLAGA GmbH


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